SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)

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GIBRALTAR STEEL CORPORATION ___________________________________________________________________________________ (Name of Registrant as Specified In Its Charter)
___________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GIBRALTAR STEEL CORPORATION
3556 Lake Shore Road
PO Box 2028
Buffalo, New York 14219-0228

____________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 20, 2003
____________________________________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gibraltar Steel Corporation, a Delaware corporation (the "Company"), will be held at the Company's offices, 3556 Lake Shore Road, Buffalo, New York, on May 20, 2003, at 10:00 a.m., local time, for the following purposes:

    1. To elect one Class III Director to hold office until the 2006 Annual Meeting and until his successor has been elected and qualified.

    2. To consider and take action upon the proposed Sixth Amendment and Restatement of the Gibraltar Steel Corporation Incentive Stock Option Plan.

    3. To consider and take action upon the proposed Second Amendment and Restatement of the Gibraltar Steel Corporation Restricted Stock Plan.

    4. To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on March 25, 2003, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

    Stockholders who do not expect to attend the meeting in person are urged to vote, sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose.

                                                                                 GERALD S. LIPPES
                                                                                 Secretary

Dated: April 28, 2003

GIBRALTAR STEEL CORPORATION
3556 Lake Shore Road
PO Box 2028
Buffalo, New York 14219-0228

PROXY STATEMENT
_________________________________________________

    This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation, by the Board of Directors of Gibraltar Steel Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held at the Company's offices, 3556 Lake Shore Road, Buffalo, New York, on May 20, 2003 at 10:00 a.m., local time, and at any adjournment or adjournments thereof. The close of business on March 25, 2003, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. At the close of business on March 25, 2003 the Company had outstanding 16,003,000 shares of common stock, $.01 par value per share ("Common Stock"), the holders of which are entitled to one vote per share on each matter properly brought before the Annual Meeting. This Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders on or about April 28, 2003.

    The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to the use of the mail, proxies may be solicited by personal interviews and telephone by Directors, officers and employees of the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

    The shares represented by all valid proxies in the enclosed form will be voted if received in time for the Annual Meeting in accordance with the specifications, if any, made on the proxy card. If no specification is made, the proxies will be voted FOR the nominee for Director named in this Proxy Statement and FOR the approval of the adoption of the Sixth Amendment and Restatement of the Gibraltar Steel Corporation Incentive Stock Option Plan as described in this Proxy Statement and FOR the approval of the adoption of the Second Amendment and Restatement of the Gibraltar Steel Corporation Restricted Stock Plan as described in this Proxy Statement.

    The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Each nominee for election as a Director requires a plurality of the votes cast in order to be elected. A plurality means that the nominees with the largest number of votes are elected as Director up to the maximum number of Directors to be elected at the Annual Meeting. Each other proposal submitted to the stockholders requires the affirmative vote of holders of a majority of the votes present at the meeting, in person or by proxy, entitled to vote. With respect to the election of Directors, only shares that are voted in favor of a particular nominee will be counted towards achievement of a plurality; where a stockholder properly withholds authority to vote for a particular nominee, such shares will not be counted towards such nominee's or any other nominee's achievement of plurality. With respect to the other proposals to be voted upon: (i) if a stockholder specifies an abstention from voting on a proposal, such shares are considered present at the meeting for such proposal but, since they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal; and (ii) shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not have the effect of either an affirmative or negative vote as to the matters with respect to which a beneficial holder has not provided voting instructions.

    The execution of a proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Annual Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

PROPOSAL I

ELECTION OF DIRECTORS

    The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than fifteen Directors who shall be divided into three classes, with the term of one class expiring each year. The Board of Directors is presently comprised of five members: Brian J. Lipke, Arthur A. Russ, Jr. and William P. Montague, Class I Directors whose terms expire in 2005; Gerald S. Lippes, Class II Director whose term expires in 2004; and David N. Campbell, Class III Director whose term expires in 2003. Neil E. Lipke, a Class II Director whose term would have expired in 2004, resigned as an Executive Officer and Director of the Company as of December 30, 2002. The Board of Directors is in the process of searching for a qualified candidate to fill the vacant seat caused by Mr. Neil E. Lipke's resignation.  At the Annual Meeting of Stockholders in 2003, one Class III Director shall be elected to hold office for a term expiring in 2006. David N. Campbell has been nominated by the Board of Directors for election as such Class III Director.

    Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the election of David N. Campbell as Director. Mr. Campbell has been a Director of the Company since the consummation of the Company's initial public offering in November 1993 and has been previously elected by the Company's stockholders. If Mr. Campbell should become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as the Board of Directors shall designate. The Board of Directors has no reason to believe that Mr. Campbell will be unable or unwilling to serve if elected to office.

    The following information is provided concerning the Directors and the nominee for election as a Class III Director:

    Brian J. Lipke has been Chairman of the Board and Chief Executive Officer and a Director of the Company since its formation. He has been Chief Executive Officer of Gibraltar Steel Corporation of New York ("Gibraltar New York"), a predecessor and current subsidiary of the Company, since 1987, and has been in charge of the Company's other subsidiaries since their formation. He also served as President of both the Company and Gibraltar New York through 1999. From 1972 to 1987, Mr. Lipke held various positions with Gibraltar New York in production, purchasing and divisional management. He is also a director of Merchants Mutual Insurance Company, Moog Inc. and the Buffalo Branch of the Federal Reserve Board.

    Gerald S. Lippes has served as a Director of the Company since its formation and Secretary of the Company since December 2002. He has been engaged in the private practice of law since 1965 and is a partner of the firm of Lippes, Silverstein, Mathias & Wexler LLP, Buffalo, New York. Mr. Lippes is also a director of several private companies.

    Arthur A. Russ, Jr. has served as a Director of the Company since its formation. He has been engaged in the private practice of law since 1969 and is a partner of the firm of Phillips, Lytle, Hitchcock, Blaine & Huber, LLP, Buffalo, New York. Mr. Russ is also a director of several private companies and nonprofit entities.

    David N. Campbell has served as a Director of the Company since the consummation of the Company's initial public offering. Mr. Campbell is currently a Managing Director of Innovation Advisors, an investment banking firm. Mr. Campbell served as President and Chief Executive Officer of Xpedior, Inc. from September 1999 through November 2000. Prior thereto, from July 1995 to September 1999, he was President of BBN Systems & Technologies and its successor, GTE Laboratories and Technologies. Mr. Campbell also is the former Chairman of the Board and Chief Executive Officer of Computer Task Group, Incorporated and the former Chairman of the Board of Dunlop Tire Corporation. Mr. Campbell also serves as a Director of Tektronix Corporation, Apropos Technology and Power Steering, Inc.

    William P. Montague has served as a Director of the Company since the consummation of the Company's initial public offering. He served as Executive Vice President and Chief Financial Officer of Mark IV Industries, Inc. from 1986 to February 1996 and, since March 1, 1996, as President and Director of said company. He is also a director of IIMAK (International Imaging Materials, Inc.).

THE BOARD OF DIRECTORS AND ITS COMMITTEES

    During the fiscal year ended December 31, 2002, the Board of Directors held six meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

Audit Committee

    The Board of Directors has a standing Audit Committee comprised of Messrs. Campbell, Lippes and Montague. The Audit Committee assists the Board of Directors in its oversight of matters relating to the financial reporting process, the system of internal accounting control and management of financial risks, the audit process and compliance with laws and regulations and the Company's code of business conduct. The Board of Directors has adopted a charter for the Audit Committee. The Audit Committee held three meetings in 2002. The Audit Committee is currently developing preapproval policies and procedures with respect to all audit and nonaudit services provided to the Company by its independent auditors.

Compensation Committee

    The Compensation Committee, which consists of Messrs. Lippes, Montague and Russ held six meetings in 2002. The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company.

Other Committees

    The Board of Directors does not have a standing executive or nominating committee, the functions of which are handled by the entire Board.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Directors and Executive Officers

The following table sets forth certain information regarding the Directors and executive officers of the Company:

Name	Age	Position(s) Held
Brian J. Lipke(1)	51	Chairman of the Board and Chief Executive Officer
Walter T. Erazmus	55	President
Neil E. Lipke (1) (2)	46	Senior Executive Vice President, Secretary and Director
Carl P. Spezio	57	Executive Vice President
Eric R. Lipke (1)	43	Vice President
Henning Kornbrekke	58	Vice President
Kenneth W. Matz	51	Vice President
John E. Flint	56	Vice President and Chief Financial Officer
Richard A. Pytak Jr.	40	Treasurer
Gerald S. Lippes	63	Director
David N. Campbell	61	Director
William P. Montague	56	Director
Arthur A. Russ, Jr.	60	Director

_________________________________

(1) Brian J. Lipke, Neil E. Lipke and Eric R. Lipke are brothers.
(2) Neil E. Lipke resigned as an executive officer and Director of the Company effective December 30, 2002.

    Recent business experience of the Directors is set forth above under "Election of Directors." Recent business experience of the executive officers who are not also Directors is as follows:

    Walter T. Erazmus has been President of the Company since June 1999. Prior thereto, he served as Executive Vice President - Finance of the Company and Chief Financial Officer of the Company since November 1994 and of Gibraltar New York since 1977. He was Vice President - Finance of the Company and Chief Financial Officer of the Company from its formation until November 1994. Mr. Erazmus also serves as member of the KeyBank N.A. Advisory Board.

    Carl P. Spezio has been Executive Vice President of the Company since November 1994 and has served as President of its Heat Treating Group since 1996. Prior thereto, he was Vice President - Manufacturing and Quality Control of the Company since its formation. He was President of the Gibraltar Metals Division of Gibraltar New York from 1977 to 1989.

    Eric R. Lipke has been Vice President of the Company since its formation. Mr. Lipke has held various positions with Gibraltar New York since 1976 primarily in the areas of administration and executive support.

    Henning Kornbrekke has been Vice President of the Company since he joined it in January 2002. Mr. Kornbrekke serves as President of the Company's Building Products Group. Prior thereto, Mr. Kornbrekke served as the Chief Executive Officer of a division of Rexam, PLC and before that as President and General Manager of the hardware division of the Stanley Works.

    Kenneth W. Matz has been Vice President of the Company since February 2002. Mr. Matz has served as President of the Company's Flat-Rolled Products Group since February 2002. Prior to that, Mr. Matz was Vice President and General Manager of the Company's Gibraltar Strip Steel flat-rolled division.

    John E. Flint was named Vice President and Chief Financial Officer of the Company in 1999. He was Vice President of Accounting of the Company since its incorporation and of Gibraltar New York since 1985, and prior thereto served as Corporate Controller of Gibraltar New York. Mr. Flint began his career with the Company as Controller of the Gibraltar Metals Division of Gibraltar New York in 1977.

    Richard A. Pytak Jr. was named Treasurer of the Company in 1999 and has been with the Company since June 1998. Prior thereto Mr. Pytak was a Senior Manager at PricewaterhouseCoopers LLP with fourteen years of experience providing public accounting and business advisory services.

COMPENSATION OF EXECUTIVE OFFICERS

    The following summary compensation table sets forth all compensation earned by the Company's Chief Executive Officer, and each of the Company's other five most highly compensated executive officers, for the Company's fiscal years ended December 31, 2000, 2001 and 2002.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation Awards (1)
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards(1)	Securities Underlying Options/ SARs(2)	All Other Compensation(3)

Brian J. Lipke, Chairman of the Board and Chief Executive Officer	2002 2001 2000	$445,475 393,786 362,058	$324,876 100,000 191,422	$ --- --- ---	$465,400 --- ---	--- --- 12,500	$7,742 5,464 4,710
Walter T. Erazmus, President	2002 2001 2000	355,915 310,389 275,197	290,506 70,000 163,566	--- --- ---	232,700 --- ---	--- --- 12,500	9,447 5,855 7,729
Neil E. Lipke, Senior Executive Vice President, Secretary and Director(4)	2002 2001 2000	378,337 317,826 285,394	235,506 86,824 168,566	--- --- ---	116,350 --- ---	--- --- 12,500	6,236 4,407 6,393
Carl P. Spezio, Executive Vice President	2002 2001 2000	242,727 207,591 187,128	165,257 40,000 133,390	--- --- ---	116,350 --- ---	--- --- 10,000	7,714 5,338 7,450
Kenneth W. Matz, Vice President	2002 2001 2000	220,570 116,300 109,300	235,250 93,103 132,825	--- --- ---	116,350 --- ---	--- --- 2,750	5,765 5,100 4,250
Henning Kornbrekke, Vice President(5)	2002	250,000	156,853	---	116,350	---	5,325

__________________________________________

(1) Represents the market value of restricted stock awards (less consideration paid) as of the date of grant. Restricted stock awards were granted pursuant to the Gibraltar Steel Corporation Restricted Stock Plan. Dividends on shares of Common Stock are paid to holders of restricted shares. At December 31, 2002, the cumulative number of restricted shares of Common Stock, and the related market value, held by Messrs. Brian J. Lipke, Erazmus, Neil E. Lipke, Matz, Spezio and Kornbrekke were 40,000 shares - $761,600; 11,000 shares - $209,440; -0- shares ; 5,000 shares - $95,200; 6,000 shares - $114,240 and 5,000 shares - $95,200, respectively. The restrictions on the restricted shares of Common Stock granted to Messrs. Erazmus, Matz, Spezio and Kornbrekke lapse at the rate of 20% per year commencing on the first annual anniversary of their grant. The restrictions on the restricted shares of Common Stock granted to Messr. Brian J. Lipke lapse at the rate of 20% per year beginning on the fifth annual anniversary of their grant.

(2) Represents options granted pursuant to the Gibraltar Steel Corporation Incentive Stock Option Plan (the "Incentive Plan").

(3) Composed of: (a) the matching contributions made by the Company in 2002 pursuant to the Gibraltar Steel Corporation of New York 401(k) Retirement Savings Plan of $4,707 to each of the accounts of Messrs. Brian J. Lipke, Erazmus, Neil E. Lipke, Matz and Spezio and $3,100 to the account of Mr. Kornbrekke; (b) the payment in 2002 of premiums paid for term life insurance policies provided for Messrs. Brian J. Lipke, Erazmus, Neil E. Lipke, Matz, Spezio and Kornbrekke in the amounts of $2,350, $4,055, $844, $1,058, $2,322 and $2,225, respectively; and (c) the payment in 2002 of premiums paid in the amount of $685 for travel/accident life insurance policies provided for each of Messrs. Brian J. Lipke, Erazmus, Neil E. Lipke, and Spezio.

(4) Neil Lipke resigned as an executive officer and Director of the Company effective December 30, 2002.

(5) Henning Kornbrekke was not compensated by the Company in 2000 or 2001 as his employment with the Company commenced in January 2002.

Options Granted in Last Fiscal Year

    There were no grants of stock options to the named executives in 2002.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

    The following table sets forth information with respect to the named executives concerning the exercise of options during 2002 and unexercised options held at the end of 2002.

			Number of Unexercised Options At Fiscal Year End (2)		Value of Unexercised in the Money Options At Fiscal Year End (3)
	Shares Acquired On Exercise	Value Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Brian J. Lipke, Chairman of the Board and Chief Executive Officer	---	$---	96,250	6,250	$ 166,663	$ 31,063

Walter T. Erazmus, President	9,375	97,906	59,125	6,250	159,778	31,063

Neil E. Lipke, Senior Executive Vice President and Director(4)	---	---	58,750	---	121,463	---

Carl P. Spezio, Executive Vice President	9,375	92,000	52,875	5,000	145,040	24,850

Kenneth W. Matz, Vice President	---	---	10,750	1,375	28,971	6,834

Henning Kornbrekke, Vice President	---	---	---	---	---	---

________________________________

(1) Represents the difference between $19.04, the closing market value of Common Stock on the dates options were exercised, and the exercise price of such options.

(2) Options granted become exercisable in cumulative annual increments of 25% beginning one year from the date of grant; however, in the event of certain extraordinary transactions, including a change in control of the Company, the vesting of such options would automatically accelerate.

(3) Represents the difference between $19.04, the closing market value of Common Stock as of December 31, 2002, and the exercise price of such options.

(4) Neil Lipke resigned as an executive officer and Director of the Company effective December 30, 2002.

EQUITY COMPENSATION PLAN INFORMATION

All of the Company's equity compensation plans have been approved by shareholders. The following table summarizes information as of December 31, 2002 concerning securities authorized for issuance under these plans:

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	907,208	$15.93	405,150
Equity compensation plans not approved by security holders	- _______	- _______	- ______
Total	907,208 ======	$15.93 ======	405,150 ======

(1) Consists of the Company's Incentive Plan and Nonqualified Option Plan, pursuant to which options to purchase shares of the Company's common stock are outstanding and may be granted in the future. All shares of the Company's common stock that have been reserved for issuance under the Company's Restricted Stock Plan have been awarded and are outstanding at December 31, 2002.

EMPLOYMENT AGREEMENT

    In July 1998, the Company entered into a new Employment Agreement with Brian J. Lipke (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Lipke serves as Chairman of the Board and Chief Executive Officer of the Company at an annual base salary of $429,200. This base salary is subject to annual adjustment as determined by the Compensation Committee in its discretion. In addition to his base salary, Mr. Lipke is eligible to participate in the Company's Executive Incentive Bonus Plan and other employee benefit plans available to the Company's executive officers. The Employment Agreement has an initial term of five years, which automatically is extended for an additional one-year period on each anniversary date, unless either party gives notice of intent to terminate.

    The Employment Agreement provides that if the Company terminates Mr. Lipke without cause, he shall be entitled to receive a lump sum benefit equal to 2 1/2 times his total cash compensation for the 12-month period immediately preceding the date of his termination. In addition, upon a termination of Mr. Lipke's employment other than by the Company for "cause" (as defined in the Employment Agreement) and other than voluntarily by Mr. Lipke, if he becomes entitled to receive benefits under any of the Company's tax-qualified retirement plans (the "Plans"), he will be entitled to receive from the general assets of the Company an additional benefit computed as if the Plans were not subject to any applicable limits imposed on such plans by the Internal Revenue Code of 1986 as amended (the "Code"), or the Employee Retirement Income Security Act of 1974, as amended.

    If Mr. Lipke dies during the term of the Employment Agreement, in addition to any death benefits payable under life insurance maintained by the Company and any death benefits payable under the Company's employee benefit plans, the Company will pay to the estate of Mr. Lipke a death benefit equal to 50% of his annual base salary plus an amount equal to all bonuses he would have received through the end of the then current fiscal year. If he becomes permanently disabled, Mr. Lipke will be entitled to receive from the Company annual benefits equal to his base salary, subject to a cap of $200,000 (adjusted for cost of living increases), less amounts received under any pension, profit sharing or disability plan or insurance policy.

    In the event Mr. Lipke's employment with the Company is terminated other than for cause, the Company will continue to provide medical, disability and life insurance benefits to Mr. Lipke and his family for life.

    Mr. Lipke has agreed in the Employment Agreement that, in the event he terminates his employment other than following a change in control, he will not, for a period of one year after the date of termination, participate in any "competitive operation," as defined in the Employment Agreement.

    In 2002, none of the executive officers of the Company served on the compensation committee or on any other committee of the board of directors performing similar functions of any other entity, any of whose officers or directors served on the Company's Board of Directors or Compensation Committee.

CHANGE IN CONTROL AGREEMENTS

    The Company has entered into change in control agreements (the "Change in Control Agreements") with certain of the named executive officers and certain other executive officers. Generally, each executive officer (other than Brian J. Lipke) is entitled to receive, upon termination of employment within two years of a "Change in Control" (unless such termination is because of death or disability, by the Company for "Cause" as defined in the Change in Control Agreements), a lump sum severance payment equal to 225% times the sum of (i) his current annual salary and (ii) the average of the annual bonuses paid to him during the three years immediately preceding the year in which the change in control occurs. The Stay Agreements (as discussed below) amended the Change in Control Agreements to provide that the amount of any payment an executive officer (other than Brian J. Lipke) is entitled to receive under the Change in Control Agreements will be reduced by an amount equal to the second half of the payments such Executive Officer is entitled to receive pursuant to his Stay Agreement. In the case of Brian J. Lipke, upon the occurrence of a Change in Control, whether or not such Change in Control results in a termination of his employment, he is entitled to receive a lump sum severance payment equal to 350% times the sum of (i) his current annual salary and (ii) the highest annual bonus paid to him during the three years immediately preceding the year in which the change in control occurs. The Change in Control Agreements define such total cash compensation to include amounts deferred at the option of the executive. The payments and benefits payable in the event of a Change in Control are not subject to any limitations that would prevent them from being considered "excess parachute payments" subject to excise tax payments or corporate deduction disallowance under the Code. Therefore, such lump sum severance payments could require excise tax payments on the part of the executive, and result in a deduction disallowance on the part of the Company. In such instance, the impact of the excise tax payments on the executive would be reimbursed to the executive by the Company, including taxes the executive would incur on the reimbursement itself. The events that trigger a Change in Control under the Change in Control Agreements include (i) the acquisition of 30% or more of the Company's outstanding Common Stock by certain persons, (ii) certain changes in the membership of the Company's Board of Directors, (iii) certain mergers or consolidations, (iv) certain sales or transfers of substantially all of the Company's assets and (v) the approval of the shareholders of the Company of a plan of dissolution or liquidation.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

    This report of the Compensation Committee of the Board of Directors provides an overview of the Company's compensation philosophy and executive compensation programs. It discusses compensation-related decisions in general for executive officers, and specifically those relating to the Company's Chief Executive Officer, for the fiscal year ending December 31, 2002.

Executive Compensation Program's Overall Objectives

    The Company's Executive Compensation Program is designed to attract and retain top-quality executives and to provide them with both an incentive and a reward for superior performance. The program includes three principal components - base salary, annual financial performance-based bonus opportunities and long-term incentives. The program is administered by the Compensation Committee of the Board of Directors. Members of the Compensation Committee are outside Directors who are not employees of the Company.

Compensation Philosophy

    The primary philosophy of the Company's Executive Compensation Program is to align the financial interests of its executive officers with those of the Company and its stockholders by basing a significant portion of each executive officer's compensation upon his individual performance and the Company's financial performance and by encouraging executive officers to own Company stock through participation in various stock-based and other plans.

    The Compensation Committee is responsible for annually reviewing base salaries of executive officers, determining the design of the Company's Executive Incentive Bonus Plan and eligibility to participate therein, and making grants to eligible participants, including executive officers under the Company's stock-based long-term incentive plans.

Base Salaries

    Base salary ranges are established annually, at competitive levels, for all executive officers. Base salaries are periodically adjusted to reflect each individual executive's performance, contribution to the overall financial results of the Company, and changes in competitive salary levels.

Executive Incentive Bonus Plan

    To further support the Company's goal of enhancing shareholder value, an Executive Incentive Bonus Plan was adopted in 1998. Financial performance targets are established annually for the Company as a whole, and for certain individual subsidiaries.

    Bonuses paid under the Executive Incentive Bonus Plan for 2002 reflect, for corporate executives, the financial results of the total Company versus targets. For certain executives of individual subsidiaries, bonuses paid were based on a combination of the Company's and the individual subsidiaries' financial performance versus targets.

Long-Term Incentive Plans

    The Compensation Committee administers the Company's Incentive Plan, the Gibraltar Steel Corporation Non-Qualified Plan (the Non-Qualified Plan) and Restricted Stock Plan. The Compensation Committee periodically grants options under the Incentive Plan to the Company's executive officers and other employees. All of the options granted have an exercise price of not less than 100% of the fair market value of the underlying stock on the date of grant. The value of the options granted is wholly dependent on the increase in value of the Company's common stock, which serves as an incentive to the executive officers to maximize their efforts to promote the economic performance of the Company. All of the options granted are exercisable over a four-year period at the rate of 25% per year commencing one year from the date of grant. Accordingly, an executive officer must remain with the Company for at least four years in order to enjoy the full potential economic benefit of the options awarded. The number of options awarded to a particular executive officer is directly related to his responsibilities and individual performance.

    The Compensation Committee periodically grants restricted stock to the Company's executive officers. These restricted stock grants are at a nominal cost per share to the executive officers and recognize the special contributions of the executive officers for their long service to date, together with their expected future contributions. Restrictions on stock granted under the Restricted Stock Plan lapse over periods established by the Compensation Committee at the time of each restricted stock award. Accordingly, an executive officer must remain with the Company throughout the full term established by the Compensation Committee in order to enjoy the full potential economic benefit of the restricted stock awarded.

    In 2002, 56,000 shares of Restricted Stock were awarded under the Restricted Stock Plan. Grants were not provided under the Incentive Plan or the Non-Qualified Plan.

Compensation For the Chief Executive Officer

    Mr. Lipke participates in the same compensation programs provided to the Company's other executive officers. The Compensation Committee annually reviews Mr. Lipke's base salary, as covered in his employment agreement. A competitive salary range for the CEO is established with the assistance of an independent consultant. In determining salary adjustments within the set salary range, various factors are taken into account including individual performance, changes in competitive salaries and Company performance.

    In 2002, Mr. Lipke participated in the Executive Incentive Bonus Plan (the "Executive Plan") applicable to all executive officers. Since the Company's fiscal 2002 performance did not meet its target, Mr. Lipke and the other named executives were paid bonuses below the target levels in accordance with the terms of the Executive Plan.

Section 162(m) of Internal Revenue Code

    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $l,000,000 paid to a company's chief executive officer and any one of the four other most highly paid executive officers during its taxable year.  Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Based upon the compensation paid to Mr. Lipke and the Company's other executive officers in 2002, it does not appear that the Section l62(m) limitation will have an impact on the Company in the near term. However, the Compensation Committee plans to review this matter periodically and to take such actions as are appropriate to minimize the impact of this statute, to the extent that there is no adverse effect on the Company's ability to provide incentive compensation based on Company financial performance.

                                                                                    COMPENSATION COMMITTEE OF THE
                                                                                    BOARD OF DIRECTORS OF
                                                                                    GIBRALTAR STEEL CORPORATION

                                                                                    Gerald S. Lippes
                                                                                    William P. Montague
                                                                                     Arthur A. Russ, Jr.

AUDIT COMMITTEE REPORT

    The Audit Committee currently consists of three directors, one of whom is not independent as defined in the listing standards of the National Association of Securities Dealers (NASD). Mr. Montague and Mr. Campbell are independent directors as defined by the rules of the National Association of Securities Dealers, Inc. Mr. Lippes is not an independent director within the meaning of those rules; however, there is no other member of the Board of Directors who is independent. Mr. Lippes' background and extensive business and financial experience both outside of his relationship with the Company and in connection with his past service on the Audit Committee have given him significant financial sophistication and knowledge. Therefore, the Board of Directors determined that it is in the best interest of the Company and its stockholders that Mr. Lippes continue to serve as a member of the Audit Committee, notwithstanding that he is not an independent director. A brief description of the responsibilities of the Audit Committee is set forth above under the caption "The Board of Directors and its Committees."

    The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2002 with management of the Company. The Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with Audit Committees, which relates to the conduct of the audit, including the auditor's judgment about the quality of the accounting principles applied in the Company's 2002 audited financial statements. The Committee also has reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1 Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP its independence.

    Based on the review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS OF

GIBRALTAR STEEL CORPORATION

David N. Campbell

Gerald S. Lippes

William P. Montague

PERFORMANCE GRAPH

    The Performance Graph shown below compares the cumulative total shareholder return on Common Stock, based on the market price of the Common Stock, with the total return of the S&P MidCap 400 Index and the S&P Iron & Steel Index for the five-year period ended December 31, 2002. The comparison of total return assumes that a fixed investment of $100 was invested on December 31, 1997 in Common Stock and in each of the foregoing indices and further assumes the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG GIBRALTAR STEEL CORPORATION, THE S & P MIDCAP 400 INDEX
AND THE S & P IRON & STEEL INDEX

	12/97	12/98	12/99	12/00	12/01	12/02

Gibraltar Steel Corporation	100	115	119	90	91	99
S&P Midcap 400	100	119	137	161	160	136
S&P Iron & Steel	100	87	95	60	77	59

*$100 invested on 12/31/97 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is composed of Gerald S. Lippes and William P. Montague. Neither Mr. Lippes nor Mr. Montague was, during 2002 or prior thereto, an employee of the Company or any of its subsidiaries. Mr. Montague was not an executive officer of the Company during 2002 or prior thereto. Mr. Lippes was not an executive officer of the Company in 2002 or prior thereto until he was appointed Secretary in December 2002 upon the resignation of the Company's prior Secretary. In 2002, none of the executive officers of the Company or members of the Compensation Committee served on the compensation committee or on any other committee of the board of directors performing similar functions of any other entity, any of whose officers or directors served on the Company's Board of Directors or Compensation Committee.

COMPENSATION OF DIRECTORS

    All Directors other than Directors who are employees of the Company receive a retainer of $20,000 per year. In addition, each such Director also receives a fee of $2,000 for each Board of Directors or committee meeting attended and is reimbursed for any reasonable expenses incurred in attending such meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities, to file equity securities of the Company and other reports of initial ownership of Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission and to furnish the Company with copies of all forms they file pursuant to Section 16(a).

    To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 25, 2003 (except as otherwise noted) with respect to all stockholders known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock, each Director, each executive officer named in the Summary Compensation table above and all executive officers and Directors as a group.

Name	Number of Shares(1)	Percent of Class

Brian J. Lipke (2)(3)	1,250,663	7.82%

Neil E. Lipke(2)(4)	1,161,864	7.26%

Eric R. Lipke(2)(5)	1,133,458	7.08%

Meredith A. Lipke (2)(6)	966,768	6.04%

Curtis W. Lipke(2)(7)	810,782	5.07%

Gerald S. Lippes(8) 700 Guaranty Building 28 Church Street Buffalo, New York 14202-3950	80,705	*

William P. Montague(9) 501 John James Audubon Parkway PO Box 810 Amherst, New York 14226-0810	40,705	*

Arthur A. Russ, Jr. (10) 3400 HSBC Center Buffalo, New York 14203	55,750	*

David N. Campbell(11) 281 Winter Street, Suite 310 Waltham, Massachusetts 02451	31,250	*

Walter T. Erazmus(2)(12)	86,352	*

Carl P. Spezio(2)(13)	74,975	*

Kenneth W. Matz(2)(14)	15,750	*

Henning Kornbrekke(2)	5,000	*

All Directors and Executive Officers as a Group (12 persons)(15)	2,802,074	17.51%

T. Rowe Price Associates, Inc.(16)	1,558,700	9.74%

Franklin Resources, Inc. (17)	1,327,600	8.30%

Liberty Wanger Asset Management, L.P.(18)	1,173,000	7.33%

Merrill Lynch & Co., Inc.(19)	867,512	5.4%

_________________________________

*Less than 1%.

(1) Unless otherwise indicated in the footnotes, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him or her, except to the extent that authority is shared by spouses under applicable law.

(2) The address of each of the executive officers listed in the Summary Compensation Table, Meredith A. Lipke, Neil E. Lipke, Curtis W. Lipke and Eric R. Lipke is 3556 Lake Shore Road, PO Box 2028, Buffalo, New York 14219-0228.

(3) Includes (i) 952,882 shares of Common Stock held by two trusts for the benefit of Brian J. Lipke, (ii) 12,945 shares of Common Stock held by trusts for the benefit of the daughters of Brian J. Lipke, (iii) 3,480 shares of Common Stock held in a custodial account for the benefit of a daughter of Brian J. Lipke, (iv) 40,000 shares of Common Stock issuable under currently exercisable options pursuant to the Non-Qualified Plan, (v) 56,250 shares of Common Stock issuable under currently exercisable options granted to Brian J. Lipke pursuant to the Incentive Plan, (vi) 3,320 shares of Common Sock allocated to Brian J. Lipke's self-directed account under the Company's 40l(k) Retirement Savings Plan and (vii) 129,821 shares of Common Stock, representing Brian J. Lipke's pecuniary interest in Rush Creek Investment Co., L.P. ("RCLP"). RCLP owns 654,010 shares of Common Stock as to which Brian J. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes 6,250 shares of Common Stock under options granted to Brian J. Lipke pursuant to the Incentive Plan that are not exercisable within sixty days. Also excludes (i) 61,085 shares of Common Stock held by the Trust U/W of Kenneth E. Lipke f/b/o Patricia K. Lipke (the "Kenneth E. Lipke Trust"), as to which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii)3,160,995 shares of Common Stock held by trusts for the benefit of each of Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iii) 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to which Brian J. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iv) 5,605 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, as to which Brian J. Lipke serves as one of four trustees and shares voting and investment power and as to which he disclaims beneficial ownership, and (v) 12,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(4) Includes (i) 907,502 shares of Common Stock held by a trust for the benefit of Neil E. Lipke and (ii) 20,000 shares of Common Stock issuable under currently exercisable options granted to Neil E. Lipke pursuant to the Non-Qualified Plan, (iii) 22,500 shares of Common Stock issuable under currently exercisable options granted to Neil E. Lipke pursuant to the Incentive Plan, (iv) 1,286 shares of Common Stock allocated to Neil E. Lipke's self-directed account under the Company's 401(k) Retirement Savings Plan and (v) 129,821 shares of Common Stock, representing Neil E. Lipke's pecuniary interest in RCLP. RCLP owns 654,010 shares of Common Stock as to which Neil E. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes (i) 60,880 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Neil E. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 12,945 shares of Common Stock held by trusts for the benefit of the daughters of Brian J. Lipke, as to which Neil E. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iii) 12,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Neil E. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(5) Includes (i) 869,501 shares of Common Stock held by a trust for the benefit of Eric R. Lipke, (ii) 12,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, (iii) 20,000 shares of Common Stock issuable under currently exercisable options granted to Eric R. Lipke pursuant to the Non-Qualified Plan, (iv) 20,000 shares of Common Stock issuable under currently exercisable options granted to Eric R. Lipke pursuant to the Incentive Plan, (v) 3,360 shares of Common Stock held in custodial accounts for the benefit of the children of Eric R. Lipke, (vi) 1,081 shares of Common Stock allocated to Eric R. Lipke's self-directed account under the Company's 401(k) Retirement Savings Plan and (vii) 129,821 shares of Common Stock, representing Eric R. Lipke's pecuniary interest in RCLP. RCLP owns 654,010 shares of Common Stock as to which Eric R. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes 5,000 shares of Common Stock issuable under options granted to Eric R. Lipke pursuant to the Incentive Plan that are not exercisable within sixty days. Also excludes (i) 892,002 shares of Common Stock held by a trust for the benefit of Brian J. Lipke, as to which Eric R. Lipke serves as one of three trustees and shares voting and investment power and as to which Eric R. Lipke disclaims beneficial ownership, (ii) 60,880 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Eric R. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iii) 12,945 shares of Common Stock held by trusts for the benefit of the children of Brian J. Lipke, as to which Eric R. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(6) Includes (i) 812,036 shares of Common Stock held by three trusts for the benefit of Meredith A. Lipke, (ii) 2,500 shares of Common Stock issuable under currently exercisable options granted to Meredith A. Lipke pursuant to the Non-Qualified Plan, (iii) 3,750 shares of Common Stock issuable under currently exercisable options granted to Meredith A. Lipke pursuant to the Incentive Plan, (iv) 5,325 shares of Common Stock held in a custodial account for the benefit of the daughter of Meredith A. Lipke pursuant to the New York Uniform Gift to Minors Act, (v) 5,605 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, (vi) 626 shares of Common Stock allocated to Meredith A. Lipke's self-directed account under the Company's 401(k) Retirement Savings Plan and (vi) 129,821 shares of Common Stock, representing Meredith A. Lipke's pecuniary interest in RCLP. RCLP owns 654,010 shares of Common Stock as to which Meredith A. Lipke disclaims beneficial ownership, except to the extent of her pecuniary interest. Excludes (i) 1,250 shares of Common Stock issuable under options granted to Meredith A. Lipke pursuant to the Incentive Plan that are not exercisable within sixty days and (ii) 60,880 shares of Common Stock held by a trust for the benefit of Brian J. Lipke, as to which Meredith A. Lipke serves as one of five trustees and shares voting and investment power and as to which she disclaims beneficial ownership.

(7) Includes (i) 607,956 shares of Common Stock held by a trust for the benefit of Curtis W. Lipke and (ii) 129,821 shares of Common Stock, representing Curtis W. Lipke's pecuniary interest in RCLP. RCLP owns 654,010 shares of Common Stock as to which Curtis W. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes (i) 60,880 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Curtis W. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 5,605 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, as to which Curtis W. Lipke serves as one of four trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iii) 12,945 shares of Common Stock held by trusts for the benefit of the children of Brian J. Lipke, as to which Curtis W. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iv) 12,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Curtis W. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(8) Includes 51,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Lippes pursuant to the Non-Qualified Plan.

(9) Includes 26,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Montague pursuant to the Non-Qualified Plan.

(10) Includes (i) 51,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Russ pursuant to the Non-Qualified Plan which were subsequently transferred to his spouse and (ii) an aggregate of 1,500 shares of Common Stock held by three trusts for the benefit of the Russ' children as to each of which Mr. Russ serves as a trustee. Excludes an aggregate of (i) 4,058,997 shares of Common Stock owned by trusts for the benefit of each Brian J. Lipke, Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Mr. Russ serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 61,085 shares of Common Stock held by the Kenneth E. Lipke Trust, as to which Mr. Russ serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iii) 654,010 shares of Common Stock held by RCLP as to which Mr. Russ serves as trustee of the sole limited partner and as to which he disclaims beneficial ownership.

(11) Includes (i) 26,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Campbell pursuant to the Non-Qualified Plan, (ii) 2,500 shares of Common Stock held by an Individual Retirement Account for the benefit of Mr. Campbell and (iii) 1,500 shares of Common Stock held by the Campbell Foundation of which Mr. Campbell serves as a trustee.

(12) Includes (i) 59,125 shares of Common Stock issuable under currently exercisable options granted to Mr. Erazmus under the Incentive Plan, (ii) 800 shares of Common Stock held by an Individual Retirement Account for the benefit of Mr. Erazmus, (iii) 500 shares of Common Stock held by an Individual Retirement Account for the benefit of the spouse of Mr. Erazmus and (iv) 5,552 shares of Common Stock allocated to Mr. Erazmus' self-directed account under the Company's 401(k) Retirement Savings Plan. Excludes 6,250 shares of Common Stock issuable under options granted to Mr. Erazmus pursuant to the Incentive Plan that are not exercisable within sixty days.

(13) Includes (i) 52,875 shares of Common Stock issuable under currently exercisable options granted to Mr. Spezio under the Incentive Plan and (ii) 3,698 shares of Common Stock allocated to Mr. Spezio's self-directed account under the Company's 401(k) Retirement Savings Plan. Excludes 5,000 shares of Common Stock issuable under options granted to Mr. Spezio pursuant to the Incentive Plan that are not exercisable within sixty days.

(14) Includes 10,750 shares of Common Stock issuable under currently exercisable options granted to Mr. Matz under the Incentive Plan. Excludes 1,375 shares of Common Stock issuable under options granted to Mr. Matz pursuant to the Incentive Plan that are not exercisable within sixty days.

(15) Includes options to purchase an aggregate of 223,250 shares of Common Stock issuable to certain executive officers under the Incentive Plan and an aggregate of 215,000 shares of Common Stock issuable to certain executive officers and Directors under the Non-Qualified Plan, all of which are exercisable within sixty days. Excludes options to purchase an aggregate of 26,125 shares of Common Stock issued to certain executive officers under the Incentive Plan that are not exercisable within sixty days.

(16) Based on information set forth in a statement on Schedule 13G/A filed with the Securities and Exchange Commission in February 2003 by T. Rowe Price Associates, Inc. The stated business address for T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(17) Based on information set forth in a statement on Schedule 13G/A filed with the Securities and Exchange Commission in January 2003 by Franklin Resources, Inc. on behalf of itself and its affiliates, Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisors, Inc. The stated business address of Franklin Resources, Inc., Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. and Franklin Advisors, Inc. is One Franklin Parkway, San Mateo, California 94403.

(18) Based on information set forth in a statement on Schedule 13G/A filed with the Securities and Exchange Commission in February 2003 by Liberty Wanger Asset Management, L.P. on behalf of itself, its affiliate, WAM Acquisition GP, Inc. and Liberty Acorn Trust. The stated business address of Liberty Wanger Asset Management, L.P., WAM Acquisition GP, Inc. and Liberty Acorn Trust is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(19) Based on information set forth in a statement on Schedule 13G/A filed with the Securities and Exchange Commission in January 2003 by Merrill Lynch & Co., Inc. on behalf of Merrill Lynch Investment Managers. The stated business address for Merrill Lynch & Co., Inc. and Merrill Lynch Investment Managers is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10381.

    Vote Required. The affirmative vote of a plurality of the shares of Common Stock present, in person or by proxy, is required for the election of the Director, assuming a quorum is present or represented at the meeting.

The Board of Directors recommends a vote "FOR" the nominee for Class III Director.

PROPOSAL 2
AMENDMENT AND RESTATEMENT OF THE GIBRALTAR STEEL CORPORATION
INCENTIVE STOCK OPTION PLAN

    On April 11, 2003, the Board of Directors approved the Sixth Amendment and Restatement of the Incentive Plan (the "Incentive Plan Restatement"), providing for an increase of 150,000 shares in the number of shares of Common Stock reserved for issuance under the Incentive Plan. Pursuant to the terms of the Incentive Plan, the Board of Directors is seeking stockholder approval of the Incentive Plan Restatement.

    The following is a summary of the material features of the Incentive Plan Restatement and does not purport to be complete. The summary is subject in all respects and is qualified in its entirety by reference to the Incentive Plan Restatement, the full text of which is set forth as Appendix A of this Proxy Statement.

    Purpose. The Incentive Plan is intended to provide officers and other key employees of the Company and its subsidiaries with an additional incentive for them to promote the business of the Company, to increase their propriety interest in the success of the Company and to encourage them to remain in the employ of the Company.

    Administration. The Incentive Plan is administered by a committee appointed by the Board of Directors and consisting of not less than two Directors (the "Incentive Committee"). The Incentive Committee has the sole authority to grant options under the Incentive Plan, and all actions taken by the Incentive Committee in administering the Incentive Plan are final.

    Reservation of Common Stock. The Company has reserved 1,475,000 shares of Common Stock for issuance under the Incentive Plan. In the event the Incentive Plan Restatement is approved, an additional 150,000 shares of Common Stock will be reserved. Any options issued under the Incentive Plan that are forfeited or terminated will be available for reissuance under the Incentive Plan. If the Company's outstanding shares of Common Stock are increased or decreased as a result of stock dividends, stock splits, recapitalizations or other means having the same effect, or if the Company's Common Stock is converted into other shares or securities of the Company as a result of a reorganization, the number of shares of Common Stock available for issuance under the Incentive Plan and the number of shares of Common Stock issuable under outstanding options under the Incentive Plan shall be proportionately adjusted by the Incentive Committee.

    Participants. The Incentive Committee shall determine from among the officers and key employees of the Company and its subsidiaries those individuals to whom options under the Incentive Plan shall be granted, the terms and provisions of the options granted (which terms need not be identical), the time or times at which options shall be granted and the number of shares of Common Stock for which options are granted. As of December 31, 2002, approximately 183 employees had received options under the Incentive Plan.

    Option Price. The exercise price of each option granted under the Incentive Plan shall be determined by the Incentive Committee at the time the option is granted, but in no event shall such exercise price be less than 100% of the fair market value of the Common Stock on the date of the grant. Notwithstanding the foregoing, if any options are granted to individuals holding 10% or more of the combined voting power of all classes of the Company's outstanding capital stock, in no event shall the exercise price of the options granted to any such individuals be less than 110% of the fair market value of the Common Stock on the date of the grant.

    Option Exercise Periods. Any option granted under the Incentive Plan may be exercised not earlier than one year nor later than ten years from the date such option is granted, provided that, options granted to individuals holding 10% or more of the combined voting power of all classes of the Company's outstanding capital stock may not be exercised later than five years from the date any such options are granted. In addition, with respect to all options granted under the Incentive Plan, unless the Incentive Committee shall specify otherwise, the right of a recipient to exercise his option shall accrue, on a cumulative basis, at the rate of 25% per year. Upon a "change in control" of the Company (as defined in the Incentive Plan) or upon the retirement, death or disability of a recipient, all outstanding unexercised options granted to such recipient under the Incentive Plan become immediately exercisable. Option holders whose employment with the Company or any of its subsidiaries is terminated may exercise options that have otherwise become exercisable at the date of termination within three months of that date.

    Federal Tax Consequences. The Code limits to $100,000 the value of employer stock subject to incentive stock options that first become exercisable in any one year, based on the fair market value of the stock at the date of grant. Upon exercise, an optionee will not realize federally taxable income (except that the alternative minimum tax may apply) and the Company will not be entitled to any deduction. If the optionee sells the shares more than two years after the grant date and more than one year after exercise, the entire gain, if any, realized upon the sale will be federally taxable to the optionee as long-term capital gain and the Company will not be entitled to a corresponding deduction. If the optionee does not satisfy the holding period requirements, the optionee will realize ordinary income, in most cases equal to the difference between the option price of the shares and the lesser of the fair market value of the shares on the exercise date or the amount realized on a sale or exchange of the shares, and the Company will be entitled to a corresponding deduction.

    Transferability. Generally, options granted under the Incentive Plan are not transferable by a recipient during his lifetime. However, to the extent that an executive officer of the Company has received options that first become exercisable in any one year, which options have fair market value (based on the fair market value of the Common Stock at the date of the option grant) which exceeds $100,000, such executive officers may transfer to their immediate family members, options to purchase common stock of the Company having an aggregate value equal to the amount by which the aggregate value of all options which first become exercisable in such year exceeds $100,000.

    Amendments. The Board of Directors may suspend, amend or terminate the Incentive Plan, provided that, in the absence of stockholder approval, no such amendment shall (i) increase the maximum number of shares as to which options may be issued under the Incentive Plan (ii) materially increase the benefits accruing to participants under the Incentive Plan or (iii) materially modify the requirements as to eligibility or participation in the Incentive Plan.

    Effective Date. The Incentive Plan was approved initially by the stockholders of the Company on September 21, 1993. The First Amendment was adopted by the Company effective August 9, 1994; the Second Amendment was adopted effective February 15, 1996; the Third Amendment was adopted effective May 20, 1997; and the Fourth Amendment was adopted effective February 9, 1999, and the Fifth Amendment was adopted July 17, 2000.

    Vote Required. The Affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required to approve the Incentive Plan Restatement. If the stockholders do not approve the Incentive Plan Restatement, the Incentive Plan in its current form will remain in effect.

The Board of Directors recommends a vote "FOR" Proposal 2.

PROPOSAL 3
AMENDMENT AND RESTATEMENT OF THE GIBRALTAR STEEL CORPORATION
RESTRICTED STOCK PLAN

    On April 11, 2003, the Board of Directors approved the Second Amendment and Restatement of the Restricted Stock Plan (the "Restricted Stock Plan Restatement"), providing for an increase in the number of shares of Common Stock reserved for issuance under the Restricted Stock Plan from 100,000 to 250,000 shares.

    The following is a summary of the material features of the Restricted Stock Plan Restatement and does not purport to be complete. The summary is subject in all respects and is qualified in its entirety by reference to the Restricted Stock Plan Restatement, the full text of which is set forth as Appendix B of this Proxy Statement.

    Purpose. The Restricted Stock Plan is intended to provide officers and other key employees of the Company and its subsidiaries with an additional incentive for them to promote the business of the Company, to increase their propriety interest in the success of the Company and to encourage them to remain in the employ of the Company.

    Administration. The Restricted Stock Plan is administered by the Board of Directors (the "Restricted Stock Committee"). The Restricted Stock Committee has the sole authority to grant awards of restricted stock under the Restricted Stock Plan, and all actions taken by the Restricted Stock Committee in administering the Restricted Stock Plan are final.

    Reservation of Common Stock. The Company has reserved 100,000 shares of Common Stock for issuance under the Restricted Stock Plan. In the event the Restricted Stock Plan Restatement is approved, an additional 150,000 shares of Common Stock will be reserved. If the Company's outstanding shares of Common Stock are increased or decreased as a result of stock dividends, stock splits, recapitalizations or other means having the same effect, or if the Company's Common Stock is converted into other shares or securities of the Company as a result of a reorganization, the number of shares of Common Stock available for issuance under the Restricted Stock Plan shall be proportionately adjusted by the Restricted Stock Committee.

    Participants. The Restricted Stock Committee shall determine from among the officers and key employees of the Company and its subsidiaries those individuals to whom restricted stock under the Restricted Stock Plan shall be granted, the terms and provisions of the Restricted Stock granted (which terms need not be identical), the time or times at which restricted stock shall be granted and the number of shares of granted. As of December 31, 2002, approximately 10 employees had received Restricted Stock under the Restricted Stock Plan.

    Price. The price of each share of restricted stock awarded under the Restricted Stock Plan shall be equal to the par value of that stock.

    Restrictions. All awards of restricted stock made pursuant to the Restricted Stock Plan are subject to restrictions on transferability. These restrictions generally lapse at the end of a period established by the Restricted Stock Committee. The shares of restricted stock may not be sold by the participant until the restrictions have lapsed

    Amendments. The Board of Directors may suspend, amend or terminate the Restricted Stock Plan, provided that no such amendment shall impair the rights of any participant, without the participant's consent, in any restricted stock previously awarded under the Restricted Stock Plan.

    Effective Date. The Restricted Stock Plan was approved initially by the stockholders of the Company on September 21, 1993. The First Amendment was adopted by the Company effective August 11, 1997.

    Vote Required. The Affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required to approve the Restricted Stock Plan Restatement. If the stockholders do not approve the Restricted Stock Plan Restatement, the Restricted Stock Plan in its current form will remain in effect.

    The Board of Directors recommends a vote "FOR" Proposal 3.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The firm of Lippes, Silverstein, Mathias & Wexler LLP, of which Mr. Lippes, a Director and Secretary of the Company, is a partner, serves as counsel to the Company. During 2002, this firm received approximately $564,000 for legal services rendered to the Company. The firm of Phillips, Lytle, Hitchcock, Blaine & Huber, LLP, of which Mr. Russ, a Director of the Company, is a partner, also provided legal services to the Company in 2002.

    The Company has entered into a five-year consulting agreement with Mr. Neil E. Lipke, a brother of Mr. Brian J. Lipke, a Director and officer of the Company, and Mr. Eric R. Lipke, an officer of the Company, pursuant to which Mr. Neil E. Lipke shall be compensated $125,000 per year in exchange for providing consulting services to the Company.

OTHER MATTERS

The Company's management does not presently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.

OTHER INFORMATION

    PricewaterhouseCoopers LLP has been selected as the independent auditors for the Company's current fiscal year and has been the Company's independent auditors for its most recent year ended December 31, 2002.

    Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2002 Annual Meeting of Stockholders and will be available to respond to appropriate questions.

    The fees for services rendered to the Company in 2002 by PricewaterhouseCoopers LLP were as follows:

    Audit Fees - For the audit of the Company's financial statements for the years ended December 31, 2002 and 2001 and for reviews of the interim financial information included in the Company's Quarterly Reports on Form 10-Q for 2002 and 2001: $160,500 and $144,000, respectively.

    Financial Information Systems Design and Implementation Fees - For the years ended December 31, 2002 and 2001: $0 in both years.

    Tax Fees - For tax compliance, tax advice and tax planning for the year's ended December 31, 2002 and 2001: $80,300 and $65,050, respectively.

    All Other Fees - For services rendered to the Company, other than the services described above, for the years ended December 31, 2002 and 2001: $91,000 and $92,000, respectively. These fees related primarily to services rendered in connection with the Company's 2002 stock offering, the audit of the Gibraltar Steel Corporation of New York 401(k) Retirement Savings Plan, the actuarial valuation of the Company's retirement and post-retirement benefits plans and also to due diligence matters in connection with the Company's acquisition activities.

    The Audit Committee believes that the provision of the services described under "All Other Fees" above was compatible with maintaining PricewaterhouseCoopers LLP's independence from the Company.

    THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. Such written request should be directed to Gibraltar Steel Corporation, 3556 Lake Shore Road, PO Box 2028, Buffalo, New York 14219-0228, Attention: Gerald S. Lippes. Each such request must set forth a good faith representation that, as of March 25, 2003, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting of Stockholders.

STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the 2004 Annual Meeting must be received by the Company by December 5, 2003 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

The accompanying Notice and this Proxy Statement are sent by order of the Board of Directors.

                                                                    GERALD S. LIPPES

                                                                    Secretary

Dated: April 28, 2003

________________________________________________________________________

STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING. A STOCKHOLDER MAY NEVERTHELESS VOTE IN PERSON IF HE OR SHE DOES ATTEND.

PROXY

GIBRALTAR STEEL CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2003

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints BRIAN J. LIPKE, WALTER T. ERAZMUS and GERALD S. LIPPES and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of GIBRALTAR STEEL CORPORATION (the "Company") to be held at the Company's offices at 3556 Lake Shore Road, Buffalo, New York, on May 20, 2003 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matter and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

        1.     ELECTION OF DIRECTORS

                        For Class III Director - David N. Campbell

                                    [  ]  FOR            [  ]  WITHHOLD AUTHORITY

        2 .  PROPOSAL TO APPROVE THE SIXTH AMENDMENT AND RESTATEMENT OF THE   GIBRALTAR STEEL CORPORATION INCENTIVE STOCK OPTION PLAN

                                    [  ]   FOR            [  ]   AGAINST      [  ]   ABSTAIN

        3.  PROPOSAL TO APPROVE THE SECOND AMENDMENT AND RESTATEMENT OF THE      GIBRALTAR STEEL CORPORATION RESTRICTED STOCK PLAN

                                    [  ]  FOR            [  ]   AGAINST     [  ]    ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED ABOVE.  IF NO DIRECTION IS MADE REGARDING PROPOSAL 2, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT.  IF NO DIRECTION IS MADE REGARDING PROPOSAL 3, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT.

Dated:  ________, 2003

                                                                     ______________________________________________
                                                                                                           Signature

                                                                    ______________________________________________
                                                                                                Signature if held jointly

                                                                   Please sign exactly as name appears.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign a partnership name by authorized person.  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

APPENDIX A

GIBRALTAR STEEL CORPORATION
INCENTIVE
STOCK OPTION PLAN

_____________________________

Sixth Amendment and Restatement
_____________________________

                WHEREAS, Gibraltar Steel Corporation, a Delaware corporation with offices at 3556 Lake Shore Road, Buffalo, New York 14219 (the "Company") adopted an incentive stock option plan known as the "Gibraltar Steel Corporation Incentive Stock Option Plan (the "Plan") on September 21, 1993 to enable the Company to attract and retain highly qualified individuals as officers and key employees of the Company by providing such officers and key employees an equity based form of incentive compensation; and

                WHEREAS, prior to the date hereof, the Company has amended and restated the Plan for the purpose of making certain technical changes to the terms of the Plan, to modify the manner in which the Plan is administered and to provide for an increase in the number of shares of common stock, par value $.01 per share of the Company (hereinafter the "Common Stock") which may be issued upon the exercise of options granted pursuant to the terms of the Plan from 400,000 shares (the aggregate number of shares of Common Stock which the Company was authorized to issue upon the exercise of options granted under the terms of the Plan as adopted on September 21, 1993) to 1,475,000; and

                 WHEREAS, the Company now desires to amend the Plan effective as of April 11, 2003, to increase the number of shares of Common Stock which may be issued upon the exercise of options granted pursuant to the terms of the Plan by One Hundred Fifty Thousand (150,000) shares;

                NOW, THEREFORE, in consideration of the foregoing, the Company hereby adopts the following as the Sixth Amendment and Restatement of the Gibraltar Steel Corporation Incentive Stock Option Plan effective as of April 11, 2003:

                1.             Purpose of Plan.  The Gibraltar Steel Corporation Incentive Stock Option Plan (the "Plan") is intended to provide officers and other key employees of the Company and officers and other key employees of any subsidiaries of the Company as that term is defined in Section 3 below (hereinafter individually referred to as a "Subsidiary" and collectively as "Subsidiaries") with an additional incentive for them to promote the success of the business, to increase their proprietary interest in the success of the Company and its Subsidiaries, and to encourage them to remain in the employ of the Company or its Subsidiaries. The above aims will be effectuated through the granting of certain stock options, as herein provided, which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as the same has been and shall be amended ("Code").

                2.             Administration.  (a) The Plan shall be administered by a Committee (the "Committee") composed of not less than two (2) Directors of the Company who shall be appointed by and serve at the pleasure of the Board of Directors of the Company.  If the Committee is composed of two (2) Directors, both members of the Committee must approve any action to be taken by the Committee in order for such action to be deemed to be an action of the Committee pursuant to the provisions of this Plan.  If the Committee is composed of more than two (2) Directors, a majority of the Committee shall constitute a quorum for the conduct of its business, and (i) the action of a majority of the Committee members present at any meeting at which a quorum is present, or (ii) action taken without a meeting by the approval in writing of a majority of the Committee members, shall be deemed to be action by the Committee pursuant to the provisions of the Plan.  The Committee is authorized to adopt such rules and regulations for the administration of the Plan and the conduct of its business as it may deem necessary or proper.

                                (b) Except to the extent that the provisions of this Plan expressly contemplate that certain options granted under the terms of this Plan may not constitute "incentive stock options" within the meaning of Section 422 of the Code: (i) any action taken or interpretation made by the Committee under any provision of the Plan or any option granted hereunder shall be in accordance with the provisions of the Code, and the regulations and rulings issued thereunder as such may be amended, promulgated, issued, renumbered or continued from time to time hereafter in order that, to the greatest extent possible, the options granted hereunder shall constitute "incentive stock options" within the meaning of the Code; and (ii) all action taken pursuant to this Plan shall be lawful and with a view to obtaining for the Company and the option holder the maximum advantages under the law as then obtaining.  In the event that any dispute shall arise as to any action taken or interpretation made by the Committee under any provision of the Plan, then all doubts shall be resolved in favor of such having been done in accordance with the said Code and such revenue laws, amendments, regulations, rulings and provisions as may then be applicable.  Any action taken or interpretation made by the Committee under any provision of the Plan shall be final.  No member of the Board of Directors or the Committee shall be liable for any action, determination or interpretation taken or made under any provision of the Plan or otherwise if done in good faith.

                3.             Participation.  The Committee shall determine from among the officers and key employees of the Company and its Subsidiaries (as such term is defined in Section 424 of the Code) those individuals to whom options shall be granted (sometimes hereinafter referred to as "Optionees"), the terms and provisions of the options granted (which need not be identical), the time or times at which options shall be granted and the number of shares of Common Stock, (or such number of shares of stock in which the Common Stock may at any time hereafter be constituted), for which options are granted.

                                In selecting Optionees and in determining the number of shares for which options are granted, the Committee may weigh and consider the following factors:  the office or position of the Optionee and his degree of responsibility for the growth and success of the Company and its Subsidiaries, length of service, remuneration, promotions, age and potential.  The foregoing factors shall not be considered to be exclusive or obligatory upon the Committee, and the Committee may properly consider any other factors which to it seems appropriate.  The terms and conditions of any option granted by the Committee under this Plan shall be contained in a written statement which shall be delivered by the Committee to the Optionee as soon as practicable following the Committee's establishment of the terms and conditions of such option.

                                An Optionee who has been granted an option under the Plan may be granted additional options under the Plan if the Committee shall so determine.

                                Notwithstanding the foregoing, if at any time prior to the effective date of this Amendment and Restatement, any options were granted pursuant to this Plan to an individual that owned (at the date of such option grant) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, (or if such individual would have been deemed to own such percentage of such stock under Section 424(d) of the Code) (such individual being hereinafter a "Ten Percent Shareholder") such option shall continue to be valid and binding upon the Company according to its terms but shall not be deemed to be an "incentive stock option" as defined in Section 422(b) of the Code unless: (a) the price per share at which Common Stock of the Company may be acquired in connection with the exercise of such options is not less than one hundred ten percent (110%) of the fair market value of such Common Stock, determined as of the date of the grant of such options; and (b) the period of time within which such options must be exercised does not exceed five (5) years from the date on which such options are granted.  In addition, in no event shall any options be granted under this Plan at any time after the termination date set forth at the end of this Plan.

                If, at any time prior to the effective date of this Amendment and Restatement an option was granted to a Ten Percent Shareholder, which option was not, deemed to be an "incentive stock option" pursuant to the provisions of the preceding paragraph, the total number of shares of Common Stock which may be issued pursuant to the exercise of options which may be granted under this Plan shall, notwithstanding the fact that any such option issued to a Ten Percent Shareholder is not deemed to be an "incentive stock option", be reduced by the number of shares of Common Stock which may be issued pursuant to any such option which is not deemed to be an "incentive stock option."

                4.             Shares Subject to the Plan.  The Company is authorized to issue options under this Plan for the purchase of the number of shares of Common Stock described in the following provisions of this Section 4.  On September 21, 1993 (the date on which this Plan became effective), the aggregate number of shares of Common Stock which were reserved for issuance pursuant to options which were permitted to be granted hereunder was Four Hundred Thousand (400,000) shares (subject to the anti-dilutive adjustments provided for by Section 5 hereof).  Effective February 15, 1996, in addition to the number of shares of Common Stock reserved for issuance pursuant to options which were permitted to be granted as of February 14, 1996, an additional Two Hundred Thousand (200,000) shares of Common Stock were reserved for issuance pursuant to options which may be granted hereunder.  Effective May 20, 1997, in addition to the number of shares of Common Stock reserved for issuance pursuant to options which were permitted to be granted as of May 19, 1997, an additional Two Hundred Fifty Thousand (250,000) shares of Common Stock were reserved for issuance pursuant to options which may be granted hereunder. Effective July 17, 2000, in addition to the number of shares of Common Stock reserved for issuance pursuant to options which were permitted to be granted as of July 16, 2000, an additional Six Hundred Twenty Five Thousand (625,000) shares of Common Stock shall be reserved for issuance pursuant to options which may be granted hereunder.  Effective as of April 11, 2003, in addition to the number of shares of Common Stock reserved for issuance pursuant to options which were permitted to be granted as of April 10, 2003, an additional One Hundred Fifty Thousand (150,000) shares of Common Stock shall be reserved for issuance pursuant to options which may be granted hereunder. Accordingly, the total number of shares of Common Stock which may be issued pursuant to the exercise of options which may be granted under the terms of this Plan were equal to the sum of: (a) Four Hundred Thousand (400,000) shares (subject to anti-dilutive adjustments made at any time after September 21, 1993 pursuant to Section 5 hereof); (b) Two Hundred Thousand (200,000) shares (subject to anti-dilutive adjustments made at any time after February 15, 1996 pursuant to Section 5 hereof); (c) Two Hundred Fifty Thousand (250,000) shares (subject to anti-dilutive adjustments made at any time after May 20, 1997 pursuant to Section 5 hereof); (d) Six Hundred Twenty Five Thousand (625,000) shares (subject to anti-dilutive adjustments made at any time after July 17, 2000 pursuant to Section 5 hereof); and (e) One Hundred Fifty Thousand (150,000) shares (subject to anti-dilutive adjustments made at any time after April 11, 2003 pursuant to Section 5 hereof).

                                Notwithstanding the foregoing, if this amendment and restatement of the Plan is not approved by the stockholders of the Company prior to April 10, 2004, and if any options are issued pursuant to the terms of this Plan at any time after: (x) the total number of shares of Common Stock which may be acquired upon the exercise of all previously issued options equals: (y) the sum of : (i) Four Hundred Thousand (400,000) shares (subject to anti-dilutive adjustments made at any time after September 21, 1993 pursuant to Section 5 hereof); (ii) Two Hundred Thousand (200,000) shares (subject to anti-dilutive adjustments made at any time after February 15, 1996 pursuant to Section 5 hereof);  (iii) Two Hundred Fifty Thousand (250,000) shares (subject to anti-dilutive adjustments made at any time after May 20, 1997 pursuant to Section 5 hereof); and (iv) Six Hundred Fifty Thousand (650,000) shares (subject to anti-dilutive adjustments made at any time after July 17, 2000 pursuant to Section 5 hereof) any options issued after such time shall continue to be binding upon the Company pursuant to its terms but shall not be deemed to be an "incentive stock option" as defined in section 422(b) of the Code.  Accordingly, if at any time after the effective date of this Amendment and Restatement an option is granted which is not deemed to be an "incentive stock option", the total number of shares of Common Stock which may be issued pursuant to the exercise of options which may be granted under this Plan shall, notwithstanding the fact that any such option is not deemed to be an "incentive stock option", be reduced by the number of shares of Common Stock which may be issued pursuant to any option which is not deemed to be an "incentive stock option".

                                With respect to shares which may be acquired pursuant to options which expire or terminate pursuant to the provisions of this Plan without having been exercised in full, such shares shall be considered to be available again for placement under options granted thereafter under the Plan.  Shares issued pursuant to the exercise of incentive stock options granted under the Plan shall be fully paid and non-assessable.

                5.             Anti-Dilution Provisions.  The aggregate number of shares of Common Stock and the class of such shares as to which options may be granted under the Plan, the number and class of such shares subject to each outstanding option, the price per share thereof (but not the total price), and the number of such shares as to which an option may be exercised at any one time, shall all be proportionately adjusted by the Committee in the event of any change, increase or decrease in the outstanding shares of Common Stock of the Company or any change in classification of its Common Stock without receipt of consideration by the Company which results either from a split-up, reverse split or consolidation of shares, payment of a stock dividend, recapitalization, reclassification or other like capital adjustment so that upon exercise of the option, the Optionee shall receive the number and class of shares that he would have received had he been the holder of the number of shares of Common Stock for which the option is being exercised immediately preceding such change, increase or decrease in the outstanding shares of Common Stock.  Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company, and all other interested persons.  Any adjustment of an incentive stock option under this paragraph shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

                                Anything in this Section 5 to the contrary notwithstanding, no fractional shares or scrip representative of fractional shares shall be issued upon the exercise of any option.  Any fractional share interest resulting from any change, increase or decrease in the outstanding shares of Common Stock or resulting from any reorganization, merger, or consolidation for which adjustment is provided in this Section 5 shall disappear and be absorbed into the next lowest number of whole shares, and the Company shall not be liable for any payment for such fractional share interest to the Optionee upon his exercise of the option.

                6.             Option Price.  The purchase price for each share of Common Stock which may be acquired upon the exercise of each option issued under the Plan shall be determined by the Committee at the time the option is granted, but in no event shall such purchase price be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of the grant.  Notwithstanding the foregoing, in the case of an individual that owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries (or if such individual would be deemed to own such percentage of such stock under Section 424(d) of the Code), (any such individual being hereinafter referred to as a "Ten Percent Shareholder") in no event shall the purchase price for each share of Common Stock which may be acquired upon the exercise of each option issued to such Ten Percent Shareholder be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of the grant.  If the Common Stock is listed upon an established stock exchange or exchanges on the day the option is granted, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted, or if no sale of the Company's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock.

                                If the Common Stock is listed in the NASDAQ National Market System, the fair market value of the Common Stock shall be the closing sale price as reported by the NASDAQ National Market System on the day the option is granted, or if no sale of the Common Stock shall have been made on the NASDAQ National Market System on that day, on the next preceding day on which there was a sale of such stock.

                7.             Option Exercise Periods.  The time within which any option granted hereunder may be exercised shall be, by its terms, not earlier than one (1) year from the date such option is granted and not later than ten (10) years from the date such option is granted; provided that, in the case of any options granted to a Ten Percent Shareholder, the time within which any option granted to such Ten Percent Shareholder may be exercised shall be, by its terms, not earlier than one (1) year from the date such option is granted and not later than five (5) years from the date such option is granted.  Subject to the provisions of Section 10 hereof, the Optionee must remain in the continuous employment of the Company or any of its Subsidiaries from the date of the grant of the option to and including the date of exercise of option in order to be entitled to exercise his option.  Options granted hereunder shall be exercisable in such installments and at such dates as the Committee may specify.  In addition, with respect to all options granted under this Plan, unless the Committee shall specify otherwise, the right of each Optionee to exercise his option shall accrue, on a cumulative basis, as follows:

                                (a)           one-fourth (1/4) of the total number of shares of Common Stock which could be purchased (subject to adjustment as provided in Section 5 hereof) (such number being hereinafter referred to as the "Option Shares") shall become available for purchase pursuant to the option at the end of the one (1) year period beginning on the date of the option grant;

                                (b)           one-fourth (1/4) of the Option Shares shall become available for purchase pursuant to the option at the end of the two (2) year period beginning on the date of the option grant;

                                (c)           one-fourth (1/4) of the Option Shares shall become available for purchase pursuant to the option at the end of the three (3) year period beginning on the date of the option grant; and

                                (d)           one-fourth (1/4) of the Option Shares shall become available for purchase pursuant to the option at the end of the four (4) year period beginning on the date of the option grant.

                                Continuous employment shall not be deemed to be interrupted by transfers between the Subsidiaries or between the Company and any Subsidiary, whether or not elected by termination from any Subsidiary of the Company and re-employment by any other Subsidiary or the Company.  Time of employment with the Company shall be considered to be one employment for the purposes of this Plan, provided there is no intervening employment by a third party or no interval between employments which, in the opinion of the Committee, is deemed to break continuity of service.  The Committee shall, at its discretion, determine the effect of approved leaves of absence and all other matters having to do with "continuous employment".  Where an Optionee dies while employed by the Company or any of its Subsidiaries, his options may be exercised following his death in accordance with the provisions of Section 10 below.

                                Notwithstanding the foregoing provisions of this Section 7, in the event the Company or the stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, or in the event a Change of Control (as hereinafter defined) shall occur, an option shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of execution of such agreement and ending as of the earlier of: (i) ten (10) years from the date such option was granted; or (ii) ninety (90) days following the date on which a Change in Control occurs or the disposition of assets or stock contemplated by the agreement is consummated.  Ninety (90) days following the consummation of any such disposition of assets or stock, or Change in Control, this Plan and any unexercised options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective, unless provision is made in connection with such transaction for assumption of options previously granted or the substitution for such options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices.

                                For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if:

                                (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than thirty percent (30%) of the then outstanding voting stock of the Company; or

                                (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new director whose election to the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) (the "Continuing Directors") cease for any reason to constitute a majority thereof; or

                                (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company immediately prior thereto or, if earlier, immediately prior to the adoption by the Board of Directors of the Company of a resolution approving a plan and agreement of merger or consolidation which results in the merger or consolidation referred to above, continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (provided, however, that if prior to the merger or consolidation, the Board of Directors of the Company adopts a resolution that is approved by a majority of the Continuing Directors providing that such merger or consolidation shall not constitute a "Change in Control" for purposes of the Plan, then such a merger or consolidation shall not constitute a "Change in Control"); or

                                (d)           the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the assets of the Company.

                                Any change or adjustment made pursuant to the terms of this paragraph shall be made in such a manner so as not to constitute a "modification" as defined in Section 424 of the Code, and so as not to cause any incentive stock option issued under this Plan to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.  Notwithstanding the foregoing, in the event that any agreement providing for the sale or other disposition of all or substantially all the stock or assets of the Company shall be terminated without consummating the disposition of said stock or assets, any unexercised unaccrued installments that had become exercisable solely by reason of the provisions of this paragraph shall again become unaccrued and unexercisable as of said termination of such agreement; subject, however, to such installments accruing pursuant to the normal accrual schedule provided in the terms under which such option was granted.  Any exercise of an installment prior to said termination of said agreement shall remain effective despite the fact that such installment became exercisable solely by reason of the Company or its stockholders entering into said agreement to dispose of the stock or assets of the Company.

                8.              Exercise of Option.  Options shall be exercised as follows:

                                (a) Notice and Payment.  Each option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, specifying the options being exercised (by reference to the date of the grant of the option), the number of shares to be purchased and the purchase price being paid, and shall be accompanied by the payment of all or such part of the purchase price as shall be required to be paid in connection with the exercise of such option as specified in the written notice of exercise of the option, by cash, certified or bank check payable to the order of the Company.  Each such notice shall contain representations on behalf of the Optionee that he acknowledges that the Company is selling the shares being acquired by him under a claim of exemption from registration under the Securities Act of 1933 as amended (the "Act"), as a transaction not involving any public offering; that he represents and warrants that he is acquiring such shares with a view to "investment" and not with a view to distribution or resale; and that he agrees not to transfer, encumber or dispose of the shares unless:  (i) a registration statement with respect to the shares shall be effective under the Act, together with proof satisfactory to the Company that there has been compliance with applicable state law; or (ii) the Company shall have received an opinion of counsel in form and content satisfactory to the Company to the effect that the transfer qualifies under Rule 144 or some other disclosure exemption from registration and that no violation of the Act or applicable state laws will be involved in such transfer, and/or such other documentation in connection therewith as the Company's counsel may in its sole discretion require.

                                (b) Issuance of Certificates.  Certificates representing the shares purchased by the Optionee shall be issued as soon as practicable after the Optionee has complied with the provisions of Section 8(a) hereof.

                                (c) Rights as a Stockholder.  The Optionee shall have no rights as a stockholder with respect to the shares of Common Stock purchased until the date of the issuance to him of a certificate representing such shares.

                9.             Assignment of Option.  (a) Subject to the provisions of Sections 9(b) and 10(c) hereof, options granted under this Plan may not be assigned voluntarily or involuntarily or by operation of law and any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option, or any right, thereunder, contrary to the provisions hereof shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

                                (b)           Notwithstanding anything to the contrary contained in the terms of the Plan as in effect at any time prior to the date hereof and notwithstanding anything to the contrary contained in the terms of any statement, letter or other document or agreement setting forth the terms and conditions of any options previously issued pursuant to the terms of this Plan, any and all Non-Qualified Options (as defined in Section 13 hereof) previously issued to any officer of the Company (as defined in Rule 16A-1(f) issued under the Securities and Exchange Act of 1934 (hereinafter an "Executive Officer")) pursuant to the terms of the Plan and, subject to the approval of the Committee, any Non-Qualified Options which may be granted or issued to any Executive Officer of the Company at any time in the future pursuant to the terms of the Plan shall be transferable by the Executive Officer to whom such Non-Qualified Options have been or are granted to: (i) the spouse, children or grandchildren of the Executive Officer (hereinafter "Immediate Family Members"); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members; or (iv) a private foundation established by the Executive Officer; provided that: (x) there may be no consideration for any such transfer; (y) in the case of Non-Qualified Options which may be granted in the future, the statement, letter or other document or agreement setting forth the terms and conditions of any such Non-Qualified Options must expressly provide for and limit the transferability of such Non-Qualified Options to transfers which are permitted by the foregoing provisions of this Section 9(b); and (z) any subsequent transfer of transferred Non-Qualified Options shall, except for transfers occurring as a result of the death of the transferee as contemplated by Section 10(e), be prohibited.  Following the transfer of any Non-Qualified Options as permitted by the foregoing provisions of this Section 9(b), any such transferred Non-Qualified Options shall continue to be subject to the same terms and conditions applicable to such Non-Qualified Options immediately prior to the transfer; provided that, for purposes of this Plan, the term "Optionee" shall be deemed to refer to the transferee.  Notwithstanding the foregoing, the events of termination of employment of Section 10 hereof shall continue to be applied with respect to the original Optionee for the purpose of determining whether or not the Non-Qualified Options shall be exercisable by the transferee and, upon termination of the original Optionee's employment, the Non-Qualified Options shall be exercisable by the transferee only to the extent and for the periods that the original Optionee (or his estate) would have been entitled to exercise such options as specified in Section 10 below.

                10.   Effect of Termination of Employment, Death or Disability. (a)  In the event of the termination of an Optionee's employment with the Company or a Subsidiary (otherwise than by reason of the death or disability of the Optionee or the retirement of the Optionee at his Retirement Date (as hereinafter defined)) at such time, any option or options granted to him under the Plan to the extent not theretofore exercised shall be deemed cancelled and terminated forthwith, except that, such Optionee may exercise any options theretofore granted to him, which have not then expired and which are otherwise exercisable within the provisions of Section 7 hereof, within three (3) months after such termination. If the employment of an Optionee shall be terminated by reason of the Optionee's retirement at his Retirement Date, the Optionee shall have the right to exercise such option or options held by him to the extent that such options have not expired, at any time within three (3) months after such retirement.  The provisions of Section 7 to the contrary notwithstanding, upon retirement, all options held by an Optionee shall be immediately exercisable in full.  The transfer of an Optionee from the employ of the Company to a Subsidiary of the Company or vice versa, or from one Subsidiary of the Company to another, shall not be deemed to constitute a termination of employment for purposes of this Plan.

                                (b) In the event that an Optionee shall die while employed by the Company or by any of the Subsidiaries or shall die within three (3) months after retirement on his Retirement Date (from the Company or any Subsidiary), any option or options granted to him under this Plan and not theretofore exercised by him or expired shall be exercisable by the estate of the Optionee or by any person who acquired such option by bequest or inheritance from the Optionee in full, notwithstanding the provisions of Section 7 hereof, at any time within one (1) year after the death of the Optionee.  References herein above to the Optionee shall be deemed to include any person entitled to exercise the option after the death of the Optionee under the terms of this Section.

                                (c) In the event of the termination of employment of an Optionee by reason of the Optionees' disability, the Optionee shall have the right, notwithstanding the provisions of Section 7 hereof, to exercise all options held by him, in full, to the extent that such options have not previously expired or been exercised, at any time within one (1) year after such termination.  The term "disability" shall, for the purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986.

                                (d)           For the purposes of this Plan, the "Retirement Date" of an Optionee shall mean the date on which the Optionee's employment with the Company, or, if applicable, the Subsidiary by whom the Optionee is employed, is terminated; provided that, such termination occurs after: (i) the Optionee has either: (A) been continuously employed by the Company or, if applicable, a Subsidiary for a period of a least five (5) years and attained at least age sixty (60); or (B) attained at least age sixty-five (65); and (ii) the Optionee has given at least thirty (30) days advance written notice to the Company or, if applicable, the Subsidiary by whom the Optionee is employed, that the Optionee will retire from his employment with the Company or the Subsidiary by whom he is employed on such date.  For purposes of the foregoing, the period of an Optionee's employment with the Company or any Subsidiary shall be considered to be one continuous employment for purposes of determining whether the Optionee has been continuously employed for at least five (5) years provided that there is no intervening employment by a third party or no interval between employments which, in the sole opinion of the Committee, is deemed to break the continuity of the Optionee's employment. Continuous employment shall not be deemed to be interrupted by transfers between the Subsidiaries or between the Company and any Subsidiary, whether or not elected by the Optionee.  The Committee shall, in its sole discretion, determine the effect of approved leaves of absence and all other matters having to do with continuous employment.

                11.           Amendment and Termination of the Plan.  The Board of Directors of the Company may at any time suspend, amend or terminate the Plan; provided, however, that except as permitted in Section 13 hereof, no amendment or modification of the Plan which would:

                                (a) increase the maximum aggregate number of shares as to which options may be granted hereunder (except as contemplated in Section 5); or

                                (b) reduce the option price or change the method of determining the option price; or

                                (c) increase the time for exercise of options to be granted or those which are outstanding beyond a term of ten (10) years; or

                                (d) change the designation of the employees or class of employees eligible to receive options under this Plan,

                                may be adopted unless with the approval of the holders of a majority of the outstanding shares of Common Stock represented at a stockholders' meeting of the Company, or with the written consent of the holders of a majority of the outstanding shares of Common Stock.  No amendment, suspension or termination of the Plan may, without the consent of the holder of the option, terminate his option or adversely affect his rights in any material respect.

                12.            Incentive Stock Options; Power to Establish Other Provisions.  It is intended that the Plan shall conform to and (except as otherwise expressly set forth herein) each option shall qualify and be subject to exercise only to the extent that it does qualify as an "incentive stock option" as defined in Section 422 of the Code and as such section may be amended from time to time or be accorded similar tax treatment to that accorded to an incentive stock option by virtue of any new revenue laws of the United States.  The Board of Directors may make any amendment to the Plan which shall be required so to conform the Plan.  Subject to the provisions of the Code, the Committee shall have the power to include such other terms and provisions in options granted under this Plan as the Committee shall deem advisable.  The grant of any options pursuant to the terms of this Plan which do not qualify as "incentive stock options" as defined in Section 422 of the Code is hereby approved provided that the maximum number of shares of Common Stock of the Company which can be issued pursuant to the terms of this Plan (as provided for in Section 4 hereof but subject to anti-dilutive adjustments made pursuant to Section 5 hereof) is not exceeded by the grant of any such options and, to the extent that any options previously granted pursuant to the terms of this Plan were not "incentive stock options" within the meaning of Section 422 of the Code, the grant of such options is hereby ratified, approved and confirmed.

                13.           Maximum Annual Value of Options Exercisable.  Notwithstanding any provisions of this Plan to the contrary if: (a) the sum of: (i) the fair market value (determined as of the date of the grant) of all options granted to an Optionee under the terms of this Plan which become exercisable for the first time in any one calendar year; and (ii) the fair market value (determined as of the date of the grant) of all options previously granted to such Optionee under the terms of this Plan or any other incentive stock option plan of the Company or its subsidiaries which also become exercisable for the first time in such calendar year; exceeds (b) $100,000; then, (c) those options shall continue to be binding upon the Company in accordance with their terms but, to the extent that the aggregate fair market of all such options which become exercisable for the first time in any one calendar year (determined as of the date of the grant) exceeds $100,000, such options (referred to, for purposes of this Plan, as "Non-Qualified Options") shall not be deemed to be incentive stock options as defined in Section 422(b) of the Code. Accordingly, if at any time after the effective date of this Amendment and Restatement an option is granted which is not  deemed to be an "incentive stock option", the total number of shares of Common Stock which may be issued pursuant to the exercise of options which may be granted under this Plan shall, notwithstanding the fact that any such option is not deemed to be an "incentive stock option", be reduced by a number of shares of Common Stock which may be issued pursuant to any option which is not deemed to be an "incentive stock option".  For purposes of the foregoing, the determination of which options shall be recharacterized as not being incentive stock options issued under the terms of this Plan shall be made in inverse order of their grant dates and, accordingly, the last options received by the Optionee shall be the first options to be recharacterized as not being incentive stock options granted pursuant to the terms of the Plan.

                14.           General Provisions  (a) No incentive stock option shall be construed as limiting any right which the Company or any parent or subsidiary of the Company may have to terminate at any time, with or without cause, the employment of an Optionee.

                                (b) The Section headings used in this Plan are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any of the provisions hereof.

                                (c) The masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the other whenever the content so indicates or requires.

                                (d) No options shall be granted under the Plan after ten (10) years from the date the Plan is adopted by the Board of Directors of the Company or approved by the stockholders of the Company, whichever is earlier.

                15.            Effective Date and Duration of the Plan.  The Plan became effective on September 21, 1993, the date the adoption of the Plan was approved by the Board of Directors of the Company.  On November 5, 1993, as required by Section 422 of the Code, the Plan was approved by the Stockholders of the Company.  The Plan will terminate on September 20, 2003; provided however, that the termination of the Plan shall not be deemed to modify, amend or otherwise affect the terms of any options outstanding on the date the Plan terminates.

                IN WITNESS WHEREOF, the undersigned has executed this Plan by and on behalf of the Company on and as of the ____ day of April, 2003.

                                                                                                GIBRALTAR STEEL CORPORATION

                                                                                                By: __________________________

DATE ADOPTED BY BOARD OF DIRECTORS:  September 21, 1993
DATE APPROVED BY STOCKHOLDERS:  November 5, 1993
TERMINATION DATE:  September 21, 2003

APPENDIX B

GIBRALTAR STEEL CORPORATION
RESTRICTED STOCK PLAN
_______________________________

Second Amendment and Restatement
_______________________________

Recitals:

                 Effective September 21, 1993, Gibraltar Steel Corporation (the "Company"), a Delaware Corporation with offices at 3556 Lake Shore Road, Buffalo, New York, established the Gibraltar Steel Corporation Restricted Stock Plan ("Plan") for the purpose of providing an equity based incentive compensation plan that would increase the personal interest of executive and managerial employees in the successful and profitable operation of the Company.

                 Effective as of August 11, 1997, the Company amended and restated the Plan to expand the class of individuals that are eligible to participate in the Plan and to provide the Committee that administers the Plan the ability to establish the period of time that the restrictions on transferability of shares of stock granted under the Plan will be in effect.

                 The Company now desires to amend and restate the Plan to increase the aggregate number of shares of the common stock, par value $.01 per share of the Company which may be issued pursuant to the terms of the Plan to Two Hundred Fifty Thousand (250,000) shares.

                 NOW, THEREFORE, in order to carry into effect the amendment and restatement to the Plan described above, the Company hereby, subject to the approval of the stockholders, adopts the following as the Second Amendment and Restatement to the Gibraltar Steel Corporation Restricted Stock Plan effective April 11, 2003.

                 1.             Purposes.  The purposes of the Gibraltar Steel Corporation Restricted Stock Plan (the "Plan") are: (a) to enable the Company and its direct and indirect wholly owned subsidiaries to attract, reward and retain highly qualified executive and managerial employees and outside directors through the use of an equity based incentive compensation program; and (b) to increase the personal interest which the executive and managerial employees and outside directors of the Company and its direct and indirect wholly owned subsidiaries have in the successful and profitable operation of the Company by linking a portion of the compensation and fees paid to such employees and outside directors to the value of the Company's common stock, par value $.01 per share (hereinafter "Common Stock").

                 2.            Stock Subject to Plan.  The shares of stock which may be awarded pursuant to this Plan shall be shares of Common Stock. All awards of Common Stock made pursuant to this Plan shall be subject to the restrictions on transferability described in Section 6 hereof and to such other restrictions as may be imposed by the Committee (as defined in Section 3 hereof) in connection with its making of an award under this Plan (which other restrictions need not be the same for each Participant).  Accordingly, each share of Common Stock awarded pursuant to the terms of this Plan is hereinafter referred to as "Restricted Stock".

                                 The aggregate number of shares of Restricted Stock which may be granted and awarded under this Plan shall not exceed Two Hundred Fifty Thousand (250,000) shares.  Notwithstanding the foregoing, the number of shares of Restricted Stock available for awards under this Plan shall be adjusted proportionately in the event of any change, increase or decrease in the outstanding shares of Common Stock which results either from a split-up, reverse split or consolidation of shares, payment of a stock dividend, recapitalization, reclassification or other like capital adjustment; provided, however, that no fractional shares shall be issued in connection with any such capital adjustment.  The Restricted Stock which is awarded under this Plan may be either authorized but unissued Common Stock or treasury shares.  Shares which are the subject of an award granted under this Plan shall not again become available for future grants unless the recipient of an award fails to pay the purchase price for the shares pursuant to Section 5 hereof.

                 3.             Committee.  For purposes of this Plan, the committee which shall be responsible for the administration of the Plan (the "Committee") shall be the Board of Directors of the Company. The responsibilities of the Committee shall include, but be not limited to, the determination of whether an award of Restricted Stock should be made, the number of shares of Restricted Stock to be awarded and the establishment of such other terms and conditions of such Restricted Stock awards as the Board of Directors may deem appropriate.

                 4.            Eligibility and Participation.  Each employee and each outside director of the Company and each employee and each outside director of the Company's direct and indirect wholly owned subsidiaries shall be eligible to receive an award of Restricted Stock under the terms of this Plan.  For the purposes of this Plan, if an award of Restricted Stock is granted to an employee or outside director under the terms of this Plan, such employee or outside director shall be deemed to be a "Participant".

                                 The Committee shall, from time to time, determine which employees or outside directors of the Company or any of its direct or indirect wholly owned subsidiaries should receive an award of Restricted Stock and the number of shares of Restricted Stock to be awarded to such employees or outside directors.  In determining which employees or outside directors should receive an award of Restricted Stock under the terms of this Plan, the Committee shall take into account the past performance of the Company, the employee's or outside director's contributions to past performance, the capacity of the employee or outside director to contribute in a substantial measure to the performance of the Company in the future and such other factors as the Committee may consider relevant.

                                 The Committee shall provide a Participant who is granted an award of Restricted Stock written notice of the number of shares of Restricted Stock contained in the award, the timing and terms for payment by the Participant of the purchase price of the Restricted Stock to be issued pursuant to the award, a statement of any restrictions imposed on the Restricted Stock to be issued pursuant to the award, a statement of the length of time that such restrictions will apply and a statement of the date to be used for determining whether the restrictions imposed by this Plan have lapsed (such date being hereinafter referred to as the "Award Date").

                 5.              Awards of Restricted Stock.  Each Participant that receives an award of Restricted Stock under this Plan shall be required to pay for such Restricted Stock.  The price per share which shall be paid by a Participant that has been granted an award of Restricted Stock shall be equal to the par value of such share.  The Committee shall determine the time and manner in which a Participant shall be required to pay for Restricted Stock which the Participant has been awarded under this Plan.  Each share of Restricted Stock awarded to a Participant under the terms of this Plan shall be subject to the restrictions on transferability contained in Section 6 hereof and such other restrictions as the Committee may establish at the time the award is made (which other restrictions need not be the same for each Participant).

        The Committee, in its discretion, may require the Participant to execute an agreement at the time of issuance of the Restricted Stock to the Participant which agreement shall contain such terms and conditions as may, from time to time, be established by the Committee.

             Restrictions.  The shares of the Restricted Stock sold to a Participant in connection with this Plan may not be sold, pledged, encumbered or otherwise alienated or hypothecated by the Participant until the time that these restrictions have lapsed as hereinafter provided in this Section 6.

                                 The restrictions described in the preceding sentence shall lapse at the end of a period to be established by the Committee and described with particularity in each award of Restricted Stock, or shall lapse on the date the Participant attains the age of 65 provided the Participant remains in the employ of, or serves as an outside director of, the Company or any of its direct or indirect subsidiaries during the entire period beginning on the Award Date and ending on the date the restrictions lapse.

                                 The restrictions imposed on shares of Restricted Stock awarded pursuant to the terms of this Plan shall also lapse upon the occurrence of a Change in Control.  For purposes of this Plan, a Change in Control shall be deemed to have occurred if:

                                 (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than thirty percent (30%) of the then outstanding voting stock of the Company, otherwise than through a transaction arranged by, or consummated with the prior approval of its Board of Directors; or

                                 (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new director whose election to the Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) (the "Continuing Directors") cease for any reason to constitute a majority thereof; or

                                 (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (provided, however, that if prior to the merger or consolidation, the Board of Directors of the Company adopts a resolution that is approved by a majority of the Continuing Directors providing that such merger or consolidation shall not constitute a "change in control" for purposes of the Plan, then such a merger or consolidation shall not constitute a "change in control"); or

                                 (d)           the stockholders of the Company approve an agreement for the sale or disposition by the Company or all or substantially all the assets of the Company.

                 7.            Stockholder Rights.             Subject to the other provisions of this Plan, the Participant shall have all the rights of a stockholder with respect to the shares of Restricted Stock which are subject to this award including, but not limited to, the right to receive all dividends on such shares and the right to vote such shares; provided, however, that non-cash dividends, distributions and adjustments shall be subject to the same restrictions and risk of forfeiture as set forth in Sections 6 and 10 hereof as are applicable to the original shares of Restricted Stock subject to the Participant's award.

                 8.            Other Restrictions.               The Committee may impose such other restrictions on any shares of Restricted Stock sold pursuant to this Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933 as amended (the "Act") restrictions under the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and restrictions under any blue sky or securities laws applicable to such shares.

                 9.              Legend.  In order to enforce the restrictions imposed on Restricted Stock granted under this Plan, the Committee shall cause a legend or legends to be placed on any certificate representing shares of Restricted Stock issued pursuant to this Plan, which legend or legends shall make appropriate reference to the restrictions imposed under it.

              Termination of Employment.  Except as hereinafter provided, if a Participant's employment or service as an outside director with the Company or any of its subsidiaries is voluntarily or involuntarily terminated at any time prior to the date that the restrictions imposed by Section 6 hereof have lapsed, any shares of Restricted Stock issued to such Participant with respect to which such restrictions have not lapsed shall be forfeited and the price paid by the Participant therefor shall be returned to the Participant.  Notwithstanding the foregoing, the restrictions to which shares of Restricted Stock are subject pursuant to Section 6 hereof shall lapse: (a) upon the Participant's death, total and permanent disability (to the extent and in a manner as shall be determined by the Committee in its sole discretion) or retirement (as determined by the Committee in its sole discretion); or (b) upon the occurrence of such special circumstances or event as in the opinion of the Committee merits special consideration.

               11.             Non-Transferability of Awards.  Awards granted under this Plan shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution and the right to purchase shares of Restricted Stock pursuant to an award under this Plan may be exercised or surrendered during a Participant's lifetime only by the Participant.

                12.              Tax Withholding.  The Company or subsidiary shall deduct and withhold, from any cash or other payments to be made to the Participant, such amounts under federal, state or local tax rules or regulations as it deems appropriate with respect to an award under the Plan.  In any event, the Participant shall make available to the Company or subsidiary, promptly when required, sufficient funds to meet the requirements of such withholding, and the Committee shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Company or subsidiary when required.

                13.            Issuance of Shares and Compliance with the Act.  The Company may postpone the issuance and delivery of shares of Restricted Stock until: (a) the admission of such shares to listing on any stock exchange on which shares of Common Stock are then listed; and (b) the completion of such registration or other qualification of such shares of Restricted Stock under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable.  As a condition precedent to the issuance of shares of Restricted Stock pursuant to the grant of an award under the Plan, the Company may require the recipient thereof to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in the light of the then existence or non-existence with respect to such shares of an effective Registration Statement under the Act to issue the shares in compliance with the provisions of that or any comparable act.

                14.            Administration.  The Committee shall have full authority to manage and control the operation and administration of the Plan.  Any interpretation of the Plan by the Committee and any decision made by the Committee of any matter within its discretion is final and binding on all persons.

                15.            Participant Rights.  No employee or outside director shall have any claim or right to be granted an award of Restricted Stock under the Plan except as the Committee shall have conferred in its discretion in the administration of the Plan.  Participation in the Plan by an employee shall not confer upon the employee any right with respect to continuation of employment by the Company or its subsidiaries, nor interfere with the right of the Company to terminate at any time the employment of the employee.  Participation in the Plan by an outside director will not confer upon the outside director any right with respect to continuation of service as an outside director of the Company or its subsidiaries, nor interfere with the provisions otherwise existing for the election and removal of directors of the Company or its subsidiaries.

                16.            Amendment and Termination.  The Board of Directors of the Company may amend, suspend or terminate the Plan or any portion thereof at any time; provided that no amendment, suspension or termination shall impair the rights of any Participant, without the Participant's consent, in any Restricted Stock previously awarded under this Plan.  The Committee may amend the Plan to the extent necessary for the efficient administration of the Plan, or to make it practically workable or to confirm it to the provisions of any federal or state law or regulation.

                17.            Non-Exclusivity of Plan.     Neither the adoption of this Plan by the Company's Board of Directors nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Company's Board of Directors to adopt any other incentive compensation arrangements it may deem desirable, including, without limitation, the awarding of Common Stock to employees otherwise than under the terms of this Plan and such other arrangements as may be either generally applicable or applicable only in specific cases.

                 18.             Governing Law.    Except as otherwise required by the General Corporation Law of the State of Delaware, this Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of law principles.

                19.             Effective Date of Amendment and Restatement; Stockholder Approval.  This amendment and restatement of the Plan shall become effective on April 11, 2003 provided that the terms of this amendment and restatement are approved by the stockholders of the Company prior to April 10, 2004.  In the event that the terms of this amendment and restatement are not approved by the stockholders of the Company prior to April 10, 2004, this amendment and restatement shall not become effective, any awards of restricted stock made by the Committee after the date hereof shall, be null, void and have no force or effect and the rights of any individuals who have received awards of restricted stock prior to the date of this amendment and restatement shall, with respect to the shares of restricted stock awarded prior to the date of this amendment and restatement, be determined under the provisions of the First Amendment and Restatement of this Plan.

                 IN WITNESS WHEREOF, the undersigned has executed this First Amendment and Restatement of the Plan by and on behalf of the Company on and as of ____  day of April, 2003.

                                                                                                                 GIBRALTAR STEEL CORPORATION

                                                                                                                 By: ________________________